UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 22, 2019
Date of report (Date of earliest event reported)
ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 22, 2019, we held our annual meeting of stockholders (the “Annual Meeting”) to consider and vote upon the following proposals:
(1) the election of four Class III directors, each to serve for a three-year term expiring at our 2022 annual meeting of stockholders;
(2) the approval of an amendment to our Amended and Restated Certificate of Incorporation to declassify our board of directors and provide that all directors elected at or after our 2020 annual meeting of stockholders be elected on an annual basis (the “Board Declassification Amendment”);
(3) the approval of an amendment to the Roadrunner Transportation Systems, Inc. 2018 Incentive Compensation Plan (the “2018 Plan”) to increase the amount of the total number of shares reserved and available for delivery under the 2018 Plan by 2,800,000 shares (the “2018 Plan Amendment”);
(4) the approval, on an advisory basis, of the compensation of our named executive officers; and
(5) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019.
Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see our definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2019.

Proposal 1:	Election of Directors
The director nominees listed below were elected as the four Class III directors to serve for a three-year term expiring at our 2022 annual meeting of stockholders based on the following vote:

Name	For	Withheld	Broker Non-Votes
Donald C. Brown	35,370,123	23,267	1,816,027
Michael L. Gettle	35,350,008	43,382	1,816,027
Christopher W. Jamroz	35,369,450	23,940	1,816,027
Ralph W. Kittle III	35,239,401	153,989	1,816,027

Proposal 2:	Approval of the Board Declassification Amendment
The Board Declassification Amendment was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
35,371,089	16,440	5,861	1,816,027

Proposal 3:	Approval of the 2018 Plan Amendment
The 2018 Plan Amendment was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
34,653,841	737,467	2,082	1,816,027

Proposal 4:	Advisory Vote Approving the Named Executive Officer Compensation

The compensation of our named executive officers was approved on an advisory basis based on the following vote:

For	Against	Abstain	Broker Non-Votes
35,326,247	64,018	3,125	1,816,027
Proposal 5:    Ratification of the Appointment of Independent Registered Public Accounting Firm
Deloitte & Touche LLP was ratified as our independent registered public accounting firm for our fiscal year ending December 31, 2019 based on the following vote:

For	Against	Abstain
37,177,666	24,902	6,849

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: May 23, 2019	By:	/s/ Terence R. Rogers
Terence R. Rogers
Chief Financial Officer